UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 29, 2016

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. Third Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 503-0153

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 29, 2016, New Jersey Mining Company (the “Company”) entered into a Member Interest Purchase Agreement (“Purchase Agreement”) and finalized the purchase of a 50-percent ownership interest in Butte Highlands JV, LLC (“BHJV”) owned by Timberline Resources Corporation (“Timberline”).

Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 29, 2016, with the execution of the Purchase Agreement, the Company completed the purchase of Timberline’s ownership interest in BHJV, giving the Company a 50-percent interest in BHJV. The Company paid Timberline $225,000 in cash and issued Timberline 3,000,000 restricted shares of the Company’s Common Stock.

Pursuant to the BHJV Operating Agreement, the Company became 50-percent member of BHJV on January 31, 2016, and replaced Timberline as member of BHJV. Highland Mining, LLC, the other 50-percent owner of BHJV, approved the transfer and accepted the Company as a substitute member of Timberline’s interest.

The cash payment made by the Company was made from proceeds of a promissory note and line of credit (the “Note”) at an interest rate of 5% with the Company’s President John Swallow.  The terms of the Note have not been finalized.  A formal written agreement is anticipated.

John Swallow, the Company’s President, served as Timberline’s Executive Chairman of the Board of Directors from 2006 until leaving Timberline in 2009.  Mr. Swallow assisted in the original negotiations to acquire the Butte Highlands Gold Project.

Item 2.03 Creation of a Direct Financial Obligation.

Pursuant to the Note, the Company has agreed to repay John Swallow the unpaid principal amount of advances made under the Note together with accrued interest thereon.

Item 3.02 Unregistered Sales of Equity Securities.

On January 29, 2016, the Company issued 3,000,000 restricted shares of the Company’s Common Stock as partial consideration for the transfer of the 50-percent interest of BHJV owned by Timberline.  Additional consideration was paid by the Company as described in Item 2.01 above.

The securities were sold in a transaction not involving any public offering within the meaning of Section 4(a)(2) of the United States Securities Act of 1933, as amended.

Item 7.01 Regulation FD Disclosure.

On February 1, 2016, the Company issued a press release entitled “New Jersey Mining Company Completes Purchase of 50-Percent Interest in Butte Highlands Gold Project.”  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The information in this Current Report on Form 8-K (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits

d) Exhibits
99.1

Press Release, dated February 1, 2016, entitled “New Jersey Mining Company Completes Purchase of 50-Percent Interest in Butte Highlands Gold Project.”*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ Delbert Steiner

Delbert Steiner,

its: Chief Executive Officer

Date: February 1, 2016